UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
November 11, 2005
CENTRA FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant’s telephone number, including area code: (304) 581-6000

Item 9.01 Exhibits
     (c) Exhibits.
          99 — Third Quarter 2005 Quarterly Report
Item 2.02 Results of Operations and Financial Condition
     On November 11, 2005, Centra Financial Holdings, Inc. reported its earnings for its third quarter ended September 30, 2005, as described in the Third Quarter 2005 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 11, 2005	Centra Financial Holdings, Inc.
	By	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer